UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014 (April 22, 2014)

WONDER INTERNATIONAL EDUCATION & INVESTMENT GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Arizona	333-163635	26-2773442
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8040 E. Morgan Trail, #18, Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (480) 966-2020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective April 24, 2014, Wonder International Education & Investment Group Corporation (the “Company”) dismissed its independent registered public accounting firm, Keith K. Zhen, CPA (“KKZ”) effective immediately.  The dismissal was approved by the Board of Directors (the “Board”) of the Company.

KKZ was engaged as the independent registered public accounting firm on March 14, 2014 (such period from March 14, 2014 through KKZ’s dismissal, the “Engagement Period”). During the Engagement Period, KKZ did not issue any reports on the Company’s financial statements that contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012 and December 31, 2013 and through the Engagement Period, there were (i) no disagreements with KKZ on any matter of accounting  principles or practices,  financial statement  disclosure, or auditing scope or procedure, which disagreements if not  resolved  to the  satisfaction  of KKZ would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report; (2) no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KKZ with a copy of the above disclosures prior to its filing with the Securities and Exchange Commission (the “SEC”), and has requested that KKZ furnish a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of KKZ’s response letter dated April 24 is filed as Exhibit 16.1 to this Form 8-K.

Effective April 22, 2014, the Company engaged MaloneBailey, LLP (“MB”) as the Company’s independent registered public accountant. The engagement was approved by the Board.  During the years ended December 31, 2012 and December 31, 2013 and through the date hereof, the Company did not consult with MB regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Keith K. Zhen, CPA dated April 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder International Education & Investment Group Corporation

Date: April 24, 2014	By:	/s/ WenMing Xie
Name: WenMing Xie Title: Chief Financial Officer